UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2020

Camping World Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37908	81-1737145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkway Drive, Suite 270

Lincolnshire, IL 60069

Telephone: (847) 808-3000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	CWH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Melvin Flanigan has announced that he will resign from his role as Chief Financial Officer and Secretary of Camping World Holdings, Inc. (the “Company”), effective June 30, 2020. In connection with Mr. Flanigan’s resignation, the Company entered into a consulting agreement with Mr. Flanigan, effective as of July 1, 2020 (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Mr. Flanigan will provide consulting services to the Company related to transitional and such other matters as requested by the Company’s President or any other persons designated by the Company from time to time during the period commencing on July 1, 2020 and ending on December 31, 2020 (the “Consulting Period”).

Pursuant to the Consulting Agreement, Mr. Flanigan will receive a consulting fee of $437,500, payable in equal monthly installments during the Consulting Period. The Consulting Agreement provides that Mr. Flanigan will be subject to perpetual confidentiality covenants as well as a non-competition covenant which will apply during the Consulting Period.

Prior to Mr. Flanigan’s resignation from his employment with the Company, he was previously granted awards of (a) 62,500 restricted stock units (“RSUs”) on January 21, 2019 (the “First Award”), and (b) 60,000 RSUs on November 12, 2019 (the “Second Award”) pursuant to the Company’s 2016 Incentive Award Plan. The Consulting Agreement provides that Mr. Flanigan’s RSUs will be treated as follows: (i) the remaining unvested 41,667 RSUs held by Mr. Flanigan pursuant to the First Award shall vest on January 1, 2021, provided that the Consulting Agreement has not been terminated prior to December 31, 2020, and (ii) 20,000 unvested RSUs held by Mr. Flanigan pursuant to the Second Award that are scheduled to vest on November 15, 2020 shall vest on such date, provided that the Consulting Agreement has not been terminated prior to such date.

Either the Company or Mr. Flanigan may terminate the Consulting Agreement prior to the end of the Consulting Period in the event of a breach of the agreement by the other party which is not cured within fifteen days following written notice thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPING WORLD HOLDINGS, INC.

By:	/s/ Brent L. Moody

Name:	Brent L. Moody

Title:	President

Date: June 19, 2020